UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 29, 2009

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2009, Piedmont Energy Company, a wholly-owned subsidiary of Piedmont Natural Gas Company, Inc. ("Piedmont"), and Georgia Natural Gas Company ("GNGC") entered into a Settlement Agreement and a Third Amendment to Amended and Restated Limited Liability Company Agreement (as amended, the "LLC Agreement") of Southstar Energy Services LLC ("Southstar"). Pursuant to the Settlement Agreement, effective January 1, 2010 GNGC will purchase from Piedmont a portion of Piedmont’s interests in Southstar for $57,500,000 such that after the purchase Piedmont will have a 15% Allocable Share and 15% Company Interest in Southstar (such terms as defined in the LLC Agreement). Under the Settlement Agreement the parties agree to dismissal with prejudice of the litigation pending between them in the Delaware Court of Chancery. Pursuant to the Third Amendment, (i) effective January 1, 2010 the Company Interest and Allocable Share of Piedmont will each be decreased to 15% and the Company Interest and Allocable Share of GNGC will each be increased to 85%, and (ii) GNGC irrevocably waives any right to exercise any purchase option found in Section 12.3(b) of the LLC Agreement with respect to any portion of Piedmont’s Company Interest. The Settlement Agreement provides that the sale of Piedmont's interest and the adjustment of the parties' interests in Southstar are subject to applicable governmental review, approval and consent, and that failure to obtain the consent of the Georgia Public Service Commission shall cause the Settlement Agreement and Third Amendment to be null and void.

Reference is made to the Settlement Agreement and to the Third Amendment, attached hereto as Exhibits 10.1 and 10.2 respectively and incorporated herein by reference, for more details.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Settlement Agreement by and between Georgia Natural Gas Company and Piedmont Energy Company dated July 29, 2009

10.2 Third Amendment to Amended and Restated Limited Liability Company Agreement of Southstar Energy Services LLC by and between Georgia Natural Gas Company and Piedmont Energy Company dated July 29, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

August 4, 2009	By:	Jose Simon

Name: Jose Simon
Title: Vice President and Controller

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Exhibit Index

Exhibit No.	Description

10.1	Settlement Agreement by and between Georgia Natural Gas Company and Piedmont Energy Company dated July 29, 2009
10.2	Third Amendment to Amended and Restated Limited Liability Company Agreement of Southstar Energy Services LLC by and between Georgia Natural Gas Company and Piedmont Energy Company dated July 29, 2009